UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

       Date of Report (Date of earliest event reported): August 16, 2011


                                  EPAZZ, INC.
                                  -----------
             (Exact Name of Registrant As Specified In Its Charter)

---------------                ----------------                   --------------
  ILLINOIS                       333-139117                        36-4313571
---------------                ----------------                   --------------
(State Or Other                (Commission File                    (IRS Employer
Jurisdiction Of                    Number)                        Identification
Incorporation)                                                        Number)
---------------                ----------------                   --------------

                        309 W. WASHINGTON ST. SUITE 1225
                               CHICAGO, IL 60606
                               -----------------
                    (Address of Principal Executive Offices)

                                 (312) 955-8161
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On August 16, 2011, Epazz, Inc.'s (the "Company's") sole Director, Shaun Passley, concluded that the Company's financial statements for the (a) three and nine months ended September 30, 2010, as included in the Company's Form 10-Q, filed with the Commission on November 22, 2010; (b) year ended December 31, 2010, as included in the Company's Form 10-K, filed with the Commission on April 15, 2011; and (c) three months ended March 31, 2011, as included in the Company's Form 10-Q, filed with the Commission on May 23, 2011, should no longer be relied upon because such financial statements failed to appropriately account for the Company's September 2, 2010 acquisition of Intellisys, Inc. ("Intellisys"), as reported in the Company's Form 8-K, filed with the Commission on October 19, 2010. The Company's sole Director has discussed the matter described above with the Company's independent accountant and the Company plans to file an amended Form 10-Q for the period ended September 30, 2010; an amended Form 10-K for the period ended December 31, 2010; and an amended Form 10-Q for the period ended March 31, 2011, subsequent to the filing of this report to correct and restate such financials to accurately reflect the acquisition of Intellisys.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 16, 2011

                                                   EPAZZ, INC.

                                                   By: /s/ Shaun Passley
                                                   Shaun Passley
                                                   Chief Executive Officer